Navigator Tactical Fixed Income Fund

Class A	NTBAX
Class C	NTBCX
Class I	NTBIX

(a series of Northern Lights Fund Trust)

Supplement dated June 27, 2014
to the Prospectus dated March 3, 2014

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Effective immediately, the following change has been made.

The first sentence in the second paragraph under the section entitled: “Tax Status, Dividends and Distributions” located on page 25 of the Prospectus has been replaced with the following:

The Fund intends to distribute substantially all of its net investment income on a quarterly basis and net capital gain annually in December.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information Supplement dated March 3, 2014.  These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-766-2264.

Please retain this Supplement for future reference.